THE VANTAGEPOINT FUNDS Overseas Equity Index Fund Ticker Symbol: Class I Shares: VPOIX Class II Shares: VPOEX T Shares: VQOIX
SUMMARY PROSPECTUS • MAY 1, 2013

Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2013, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.

 Investment Objective

To offer long-term capital growth and diversification by approximating the performance of the MSCI Europe Australasia Far East (EAFE) Index (Net).

 Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. On March 1, 2013, the Fund began offering a new share class, “T Shares,” to investors.

Shareholder Fees
(fees paid directly from your
investment)

Transaction fees (All share classes)			None

Annual Fund Operating Expenses
(expenses that you pay each
year as a percentage of		Class I	Class II
the value of your investment)	T Shares	Shares	Shares

Management fees	0.05%	0.05%	0.05%

Subadviser fees[1]	0.04%	0.04%	0.04%

Other expenses	0.23%	0.43%	0.23%

Total annual fund operating expenses[1]	0.32%	0.52%	0.32%

Fee waiver[2]	(0.05%)	None	None

Total annual fund operating expenses after fee waiver[2]	0.27%	0.52%	0.32%

[1]	Fees and expenses have been restated to reflect current fees and expenses.
[2]	The Fund’s transfer agent has contractually agreed to waive a portion of its fees on T Shares beginning March 1, 2013 through April 30, 2014. The transfer agent may not terminate this contractual fee waiver prior to the end date.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2014 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
T Shares	$28	$98	$175	$401

Class I Shares	$53	$167	$291	$653

Class II Shares	$33	$103	$180	$406

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

 Investments, Risks, and Performance

Principal Investment Strategies
The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities (common and preferred stock) included in the MSCI Europe Australasia Far East (EAFE) Index (Net), weighted to seek to replicate the investment characteristics of the MSCI EAFE Index (Net) and performance that correlates with that of the index.

The Fund follows an indexed or “passively managed” approach to investing. This means that the Fund’s subadviser selects securities for investment to try to approximate the investment characteristics and performance of the index. The MSCI EAFE Index (Net) is an unmanaged free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology.

While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would

Summary Prospectus May 1, 2013	1	Vantagepoint Overseas Equity Index Fund

mean movements in the Fund are unrelated to movements in the index.

Principal Investment Risks
There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:

Stock Market Risk
Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Foreign Securities Risk
Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.

Mid-Cap Securities Risk
Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.

Foreign Currency Risk
Investments in securities denominated in foreign currencies may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.

Indexing Risk
The Fund employs an index or passively managed strategy that is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. In addition, performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the benchmark index; and (iii) the timing of cash flows into and out of the Fund.

 Risk/Return Bar Chart and Table

The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. The bar chart shows performance of the Fund’s Class I Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund has a contractual agreement by the Fund’s transfer agent to waive a portion of its fees on the T Shares of the Index Funds beginning March 1, 2013 through April 30, 2014. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Calendar Year Total Returns — Class I Shares

Best Quarter	Worst Quarter
25.36%	-20.16%
(2nd Qtr 2009)	(3rd Qtr 2011)

Average Annual
Total Returns
(for the periods ended
December 31, 2012)	1 year	5 years	10 years
Overseas Equity Index Fund

Class I Shares — Return before taxes	18.51%	-3.64%	7.86%

Class I Shares — Return after taxes on distributions	17.99%	-4.01%	7.52%

Class I Shares — Return after taxes on distributions and sale of fund shares	12.58%	-3.07%	6.98%

Class II Shares — Return before taxes	18.74%	-3.45%	8.08%

T Shares — Return before taxes	18.51%	-3.64%	7.86%

MSCI EAFE Index (Net) (reflects no deduction for fees, expenses, or taxes)	17.32%	-3.69%	8.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.

Summary Prospectus May 1, 2013	2	Vantagepoint Overseas Equity Index Fund

 Management

Investment Adviser: Vantagepoint Investment Advisers, LLC

Subadviser:

Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
Karen Q. Wong, CFA	Managing Director, Equity Index Strategies	Portfolio Manager of the Fund since 2004

Richard Brown, CFA	Director, Equity Portfolio Management	Portfolio Manager of the Fund since March 2004

Thomas J. Durante, CFA	Director, Equity Portfolio Management	Portfolio Manager of the Fund since July 2009

Purchase and Sale of Fund Shares
Class I Shares of the Fund are available to: (1) public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by the ICMA Retirement Corporation and (ii) investing in the applicable Index Fund directly; (2) Individual Retirement Accounts (“IRAs”); and other (3) individual accounts that are eligible to invest in the Fund. Class II Shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.

T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.

Tax Information
Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Summary Prospectus May 1, 2013	3	Vantagepoint Overseas Equity Index Fund

ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240

BRC000-072-201305-C2018

Summary Prospectus May 1, 2013	4	Vantagepoint Overseas Equity Index Fund